UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Materials Pursuant to Section 240.14a-12

ALTERA CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which the transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Altera Customer FAQ

1.	What was announced today?

•	Today we announced that Altera and Intel, the world’s largest semiconductor company and a proven technology leader, announced a definitive agreement for Intel to acquire Altera.

2.	What does this transaction mean for me?

•	This transaction will bring exciting opportunities to our valued customers.

•	Intel is committed to growing our current business.

•	Additionally, we believe that as part of Intel we will be able to develop innovative FPGAs and system-on-chips for our customers in all market segments.

•	We remain as focused as ever on meeting and exceeding your expectations and we look forward to continuing to deliver the leading-edge solutions you rely on from us.

•	Until the transaction is completed, which is anticipated within six to nine months, Altera and Intel will remain separate companies and will conduct business as usual.

3.	Will there be any changes to Altera’s product roadmap?

•	We do not expect any changes to products we already announced.

•	We believe that as part of Intel we will be able to develop innovative FPGAs and system-on-chips for our customers in all market segments.

4.	Will Intel continue to develop ARM-based products?

•	Until the transaction is complete, we will continue to execute our current product roadmap.

•	Intel has informed us that it plans to support and develop Altera’s ARM-based product lines.

•	Note that Intel has previously acquired companies and product lines that were ARM-based and continued to support and develop them.

5.	Will Intel keep Enpirion?

•	Intel has informed us that it plans to retain Enpirion and continue to support and develop Enpirion products.

6.	Will my existing contracts and agreements with Altera be honored?

•	Yes, all existing contracts and agreements with Altera will be honored.

7.	Will there be any changes to Altera product pricing?

•	The transaction will have no immediate impact on price as we will conduct business as usual until closing.

8.	Will there be any Altera product obsolescence as a result of this transaction?

•	This transaction will have no immediate impact on product obsolescence as we will conduct business as usual until closing.

9.	Will my day-to-day contact change going forward?

•	Until the transaction closes, we will conduct business as usual, and your day-to-day contacts will remain the same.

•	We will communicate any changes to you following the close of the transaction.

10.	Can we enter into new agreements with Altera between now and the close of the transaction?

•	Yes, until the close we will conduct business as usual.

11.	Will TSMC continue to support Altera as before?

•	We believe TSMC will continue to support Altera with the same quality and responsiveness that we have always enjoyed both before and after the close of the transaction.

12.	Will I continue to work with my current distributors?

•	Until the transaction closes, we will conduct business as usual and you will continue to work with your current distributors.

•	We will communicate any changes to you following close.

13.	Can I speak with my contacts at Intel about Altera?

•	You can speak to Intel but you should keep in mind that until the transaction closes the two companies are still separate and you should honor all your confidentiality agreements with both companies.

14.	Is Intel interested in my market segment or in me as a customer?

•	Much of the value Intel sees in Altera is our broad reach into many market segments and applications.

•	Intel’s growth strategy and customer focus includes success in a diverse set of customers.

•	Altera’s broad reach enhances Intel’s value in these market segments. Altera’s technology enables Intel to enhance its portfolio of products focused on the data center and IoT.

15.	What are the next steps? When will the transaction be completed?

•	The transaction is expected to be completed within six to nine months.

•	We look forward to working closely with the Intel team to ensure a smooth transition and complete the transaction as quickly as possible.

16.	When will we be able to get more information?

•	There are many regulatory restrictions on what additional information we can provide. Subject to these restrictions we will continue to communicate new information to you throughout the process leading up to close and beyond.

•	You can find more information about what was announced today on a website dedicated to this transaction: http://intelacquiresaltera.transactionannouncement.com.

Additional Information and Where to Find It

Altera Corporation (the “Company”) plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the special meeting of the Company’s stockholders to be held in connection with the transaction (the “Special Meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE

WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at the transaction website (http://intelacquiresaltera.transactionannouncement.com), at the Company’s website (http://www.Altera.com) (under “Investor”, “SEC Filings”) or by writing to Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, CA 95134.

The Company, its directors and certain executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, together with information regarding Intel or any Intel director or executive officer to the extent they may be deemed participants in the solicitation, will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2015, and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC.

Forward-Looking Statements

This document contains forward-looking statements related to the business combination between Intel and Altera, including statements regarding the benefits and timing of the transaction as well as statements regarding Altera’s products and markets. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the following, among others: closing of the transaction may not occur or may be delayed; Altera stockholders may not approve the transaction; litigation related to the transaction or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction and there may be a loss of customers, employees or business partners as a result of the transaction. In addition, please refer to the documents that Altera files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Readers are cautioned not to put undue reliance on forward-looking statements, and Altera assumes no obligation and does not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.

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